UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 22, 2019

TECHCARE CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 000-55680

Delaware	68-0080601
(State of Incorporation)	(I.R.S. Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Registrant’s Office)	(ZIP Code)

Registrant’s Telephone Number, including area code: (646) 380-6645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On January 17, 2019, TechCare Corp. (the “Registrant”) entered into a joint venture contract with China-Israel Biological Technology Co. Ltd. (“CIB”) pursuant to which the Registrant’s subsidiary, Novomic Ltd. (“Novomic”) and CIB will found a Chinese joint venture company in China (the “JV”). The JV will focus on the field of health and cosmetics, including medical care, home care, hair care and body and skin care, in order to develop a comprehensive and broad range of health, wellness, beauty and home products for customers by utilizing the Registrant’s patented technology of vaporization of natural and plant-based compounds. The JV will sell its products in the Greater China region (including mainland China, Hong Kong, Macao and Taiwan) directly or through others.

As part of the JV, CIB will invest in the JV $1,000,000 for 60% of the share capital of the JV and Novomic will invest in the JV $666,667 for 40% of the share capital of the joint venture. The parties to the JV agreed that Novomic’s holdings in the JV shall not be diluted for any investment in the JV at a pre-money valuation of less than $10 million, and that Novomic will maintain at least 20% of the JV’s share capital, on a fully diluted basis, until an initial public offering or merger or acquisition transaction of the JV.

The JV agreement includes provisions with respect to the obligations and responsibilities of each of the parties relating to the JV. The board of directors of the JV will be composed of five directors, of whom four will be appointed by CIB and one will be appointed by Novomic. The following restitutions will require the approval of all of the directors in office: amendment of the articles of association of the JV, change in the JV business scope, approval of the annual budget or a material deviation therefrom, termination and dissolution of the JV, increase or reduction of the registered capital, merger, division, dismissal or change of company form of the joint venture, sale of all or substantially all of the assets of the JV, including any intellectual property rights and any related party transactions.

The general manager of the JV will be appointed by CIB and Novomic will be entitled to nominate a vice general manager.

In addition, as part of the formation of the JV, ICB Biotechnology Investments Ltd., a Company controlled by CIB will invest $500,000 in the Registrant as further detailed below.

The brief overview above is qualified in its entirety by reference to the JV agreement, which is attached as Exhibit 10.1 hereto and incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities.

On January 17, 2019, Registrant entered into a subscription agreement (the “Subscription Agreement”) with ICB Biotechnology Investments Ltd. (the “Investor”). Under the Subscription Agreement, the Registrant will issue and sell to the Investor up to 1,915,708 shares of common stock, par value $0.0001 per share (the “Shares”), for a price per Share of $0.261. Upon the initial closing of the Subscription Agreement the Registrant will issue and sell to the Investor 957,854 Shares for an investment amount of $250,000. Upon the formation of the JV and the transfer of the relevant intellectual property rights to the JV, the Registrant will issue and sell to the Investor additional 957,854 Shares for an additional investment amount of $250,000. In addition, subject to the consummation of the additional investment, The Registrant will grant the Investor an option to purchase up to additional 833,333 Shares for a price per share of $0.6, for an aggregate consideration of up to US$1,000,000.

Upon the closing of the initial closing under the Subscription Agreement, the Investor will be entitled to nominate one person to serve as a member of the board of directors of the Registrant. The Investor will maintain the right to nominate one person to serve as a member of the board of directors of the Registrant for as long as it holds 2% of the Registrant’s shares of capital stock on a fully-diluted basis.

The initial closing and additional closing are subject to and contingent upon the approval of the board of directors and shareholders of the Investor.

The Shares issued pursuant to the Subscription Agreement have been offered pursuant to Regulation D or Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and therefore will be restricted securities and may be offered and resold only in transactions that are exempt from registration under the Securities Act and other applicable securities laws. The Investor is not a “U.S. Person,” as such term is defined under Rule 902 of Regulation S.

The above-referenced restricted shares represent in the aggregate 4.95% of the issued and outstanding stock capital of the Registrant immediately, as of the date hereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2019, the Registrant’s board of directors appointed Ningzhou Zhang to serve as a member of the board of directors of the Registrant subject and upon the closing of the initial closing under the Subscription Agreement.

Ningzhou Zhang, age 56, serves as the chief executive officer of China-Israel Biological Technology Co. Ltd. Since 2013, Mr. Zhang is a private investor who works as a financial advisor to major Chinese private equity funds regarding investments in Israel. He also serves as a senior VP and general counsel of Avantalion Consulting Group as well as General Counsel of CA Investment Company. Mr. Zhang has also participated in many Chinese-state-owned companies listed in New York.

There are no family relationships between Mr. Zhang and any director or executive officer of the Registrant or its subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(d) The following documents are filed as exhibits to this current report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
10.1	Joint Venture Contract between the Registrant and China-Israel Biological Technology Co. Ltd.

Forward-Looking Statements

This communication contains certain statements that are neither reported financial results nor other historical information and other statements concerning the Company. These statements include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives and expectations with respect to future operations, events, products and services and future performance. Forward-looking statements are generally identified by the words “will”, “expects”, “anticipates”, “believes”, “intends”, “estimates”, “target”, and similar expressions. These and other information and statements contained in this communication constitute forward-looking statements for purposes of applicable securities laws. Although management of the Company believes that the expectations reflected in the forward looking statements are reasonable, investors and security holders are cautioned that forward looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by the forward-looking information and statements, and the Company cannot guarantee future results, levels of activity, performance or achievements. Factors that could cause actual results to differ materially from those estimated by the forward-looking statements contained in this communication include, but are not limited to: the ability of the Investor to obtain the required corporate approvals; the risk that the JV may not be successful; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that disruptions from the transaction make it more difficult to maintain relationships with customers, employees; trends in target markets; the Company’s ability to develop new technology and products; effects of competition in the Company’s main markets; challenges to or loss of intellectual property rights; ability to establish and maintain strategic relationships in its major businesses; profitability of the growth strategy; and changes in global, political, economic, business, competitive, market and regulatory forces. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of such forward-looking statements. The forward-looking statements contained in this communication speak only as of the date of this communication and the Company or its representatives are under no duty, and do not undertake, to update any of the forward-looking statements after this date to conform such statements to actual results, to reflect the occurrence of anticipated results or otherwise except as otherwise required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Doron Biran
Name:	Doron Biran
Title:	Chief Executive Officer

Date: January 22, 2019